Memorial Government Bond Fund

                         SUPPLEMENT DATED JUNE 30, 2006

                      to Prospectus Dated February 27, 2006

The Memorial Funds are expecting to merge with the Monteagle Funds as of June 14, 2006.

This Supplement is being provided for use associated with the Reorganization of the Memorial Government Bond Fund in conjunction with the Proxy Statement/Prospectus furnished to the Sharholders of the Monteagle Fixed Income Fund. Upon completion of the Reorganization, the Monteagle Fixed Income Fund and the Memorial Government Bond Fund will merge and will have the objectives, policies, strategies risks and performance history of the Monteagle Fixed Income Fund.
The newly combined fund will be known as the "Monteagle Fixed Income Fund."

Additionally, this Prospectus outlines the practices of the Government Bond Fund (which will remain the same after the reorganization) such as:

      1)    investment procedures (purchasing, redeeming, exchanging shares)
      2)    market timing policy
      3)    privacy policy
      4)    share minimums
      5)    service providers to the Trust
      6)    how to contact the Fund
      7)    distributions from investments
      8)    taxes associated with the Fund
      9)    how to request additional information